China Direct, Inc. (AMEX: CDS)

China Direct, Inc. [Amex: CDS] is a diversified management and advisory services organization headquartered in the U.S. Our management services division acquires a controlling interest in entities operating in China. Our ownership control enables China Direct to provide management advice, as well as financing to Chinese entities. This infrastructure creates a platform to expand their business globally while effectively and efficiently accessing the U.S. capital markets. Our advisory services division provides comprehensive advisory and consulting services critical to the success of Chinese entities seeking to access the U.S. capital markets. As a direct link to China, China Direct serves as a vehicle allowing investors to directly participate in the rapid

CORPORATE PROFILE APRIL 2008

Sector:  Services

Industry:  Management Services

Corporate Headquarters:

China Direct, Inc.

431 Fairway Drive, Suite 200

Deerfield Beach, FL 33441

Phone:

954.363.7333

Fax:

954.363.9320

Website: www.ChinaDirectInc.com

Email:

info@ChinaDirectInc.com

Investor Relations Contact:

Alan Sheinwald

HC International, LLC

56 June Rd, Ste 201

North Salem, NY 10560

Phone:

914.669.0222

Fax:

914.669.0220

Alan.Sheinwald@HCinternational.net

	growth of the Chinese economy in a diversified and balanced manner. For more information about China Direct, please visit www.ChinaDirectInc.com.

	Financial Performance
				(Million = mm)

	Auditied	2005	2006	2007
	Revenues	$1.55 mm	$14 mm	$174 mm
	Net Income	$461 k	$169 k	$11.7 mm
	EPS (Fully-Diluted)	$0.03	$0.01	$0.67
	Total Assets	$1.08 mm	$20.8 mm	$87.6 mm
	Shareholder Equity	$520 k	$5.9 mm	$40.2 mm
	Cash	$40 k	$3.0 mm	$20.4 mm

	Financial Guidance
	CDS continues to see robust growth from all subsidiaries in 2008.
SELECTED FINANCIALS	Revenues		Net Income	EPS (Fully-Diluted)
Fiscal year End: Dec. 31	2008 Forecast	$ 320 mm	$ 24 mm	$1.10
Current Price $6.90 (3/25/2008):
52-Week Range: $249- $12.95 Shares Out: 21 M Market Cap: $145 M Cash: (12/31/07) $20.4 M Total Assets: (12/31/07) $87.6 M

Why China?

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Worlds fastest growing economy.

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Increasing awareness worldwide.

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Emergence of middle class.

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 GDP growth in excess of 8% for 25 years.

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Over 1.1 million SME’s in China.

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SME’s account for 75% of China’s $3.2 trillion annual GDP.

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Accumulating investments in China is perhaps the single greatest opportunity of our lifetime

Consolidated Revenues: $174 M (Audited) Fully-Diluted EPS 2007 $0.67/share (Audited)
RECENT EVENTS

3/19/08 - China Direct, Inc. Expands Clean Technology Division through New Venture in Aluminum Recycling: New Venture Named CDI Metal Recycling Co., Ltd.

2/27/08 - China Direct Creates New Foreign Invested Entity to Expand Magnesium Production Base to Inner Mongolia: New Entity to Add a Total of 20,000 Metric Tons of Annual Production Capacity

2/19/08 - China Direct's CDI Wanda Subsidiary Creates New Joint Venture to Expand Tire Recycling Operations after Completion of Favorable Tests

Why Invest with China Direct?

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Direct Ownership of Chinese entities, direct access to SME (most dynamic sector of the Chinese economy), value & growth in one investment.

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Advised over 50 public companies, assisting Chinese companies for over 7 years.

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Enhancing market capitalization, top caliber deal sourcing team in China since 2000.

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Diversified management and advisory services organization for Chinese entities.

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Unique public vehicle to raise and deploy capital to Chinese entities.

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Proven team of U.S. and Chinese business professionals

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Disciplined acquisition criteria of acquiring only companies with substantial growth potential in revenues and earnings, extensive due diligence process.

Your Direct Link to China

China Direct provides a platform enabling Chinese entities to effectively compete in the global economy.  As a direct link to China, our organization serves as a vehicle to allow investors to participate directly in the rapid growth of the Chinese economy.

“Our mission is to empower Chinese entities to effectively compete in the global economy.  Our organization is specifically designed to serve as a cross pacific bridge, allowing east to meet west in a truly unique way.”

James Wang, Ph.D. Co-Founder, CEO and Chairman, China Direct, Inc.
Our purpose is twofold

Advisory Services Division: We offer services to Chinese entities seeking to access the U.S. capital markets. China Direct offers a comprehensive suite of services critical to the success of Chinese entities. Our function is to provide resources necessary for Chinese entities to effectively compete in the global economy;

Management Services Division: We acquire controlling interest in Chinese entities providing an infrastructure for development. One ownership control enable China Direct to lend management advice, as well as financing to Chinese entities.

Taiyuan Changxin Megnesium Co., Ltd. (“Chang Magnesium”) In December 2006, China Direct acquired a 51% interest in Chang Magnesium, a Chinese limited liability company. Chang Magnesium is a manufacture of magnesium.  Chang Magnesium operates a magnesium plant in Taiyuan China capable of producing 8,000 metric tons of magnesium annually. The primary products include magnesium ingot, magnesium scraps, magnesium powder and other related products.  Chang Magnesium produces magnesium ingot with a magnesium element in excess of 99.95

Pan Asia Magnesium Co., Ltd. (“Pan Asia Magnesium”) In October 2007, China Direct acquired a 51% interest in Pan Asia Magnesium.  Pan Asia Magnesium, formed in May 2001, is engaged in the production of magnesium ingot.  Pan Asia Magnesium produced and sold 4,500 and 6,000 metric tons of Magnesium ingot in 2006 and 2007 respectively.

Shanxi Gu County Golden Magnesium Co., Ltd. (“Jinwei Magnesium”) In July 2007, China Direct acquired 52% interest in Jinwei Magnesium. Jinwei Magnesium is a manufacturer of  of Magnesium which is expected to produce 18,000 tons of Magnesium per year in 2008. Jinwei Magnesium will produce $40 million to $50 million in annual revenues with $6 million to $6.5 million in net income. at current magnesium prices.  The facility is expected to begin production during the third quarter of 2007. Financial contribution to China Direct will begin in the fourth quarter of 2007.

CDI Jixiang Metal Industry Co., Ltd. (“Jixiang Metal”) In November 2007, China Direct acquired a 100% interest in Jixiang Metal. Jixiang Metal, formed in August 2004, is a manufacturer and distributor of zinc and lead concentrate. Jixiang Metal is located in Yongshun County, Hunan Province. Jixiang Metal owns mining rights to approximately 51 acres located in Yongshun Kaxi Lake Mining Area. The mining rights allow for the mining of an aggregate of 10,000 metric tons of zinc and lead annually. Zinc concentrate is employed in the production of zinc metal and zinc alloys. Lead concentrate is used in the production of lead metal and lead alloys.

Shanghai Lang Chemical Co., Ltd. (“Lang Chemical”) In October 2006, China Direct acquired a 51% interest in Lang Chemical.  Lang Chemical specializes in the sale and distribution of industrial grade synthetic chemicals.  Lang Chemical acts a third party agent in the sale of synthetic chemicals from the supplier to the customer; in addition Lang Chemical acts a distributor of synthetic chemicals to customers. Primarily Lang Chemical distributes four primary product categories; Glacial acetic acid and acetic acid derivatives, Acrylic acid and acrylic ester, Vinyl acetate-ethylene (“VAE”) and Polyvinyl alcohol (“PVA”).

CDI Wanda New Energy Co., Ltd. (“CDI Wanda”)  In February 2007, China Direct acquired a 51% interest in CDI Wanda.  CDI Wanda is engaged in the alternative energy and recycling industry.  CDI Wanda,  located in Jinan, the capital city of Shandong Province develops environmentally friendly recycling technological applications and provides ancillary services related to the operations of refineries. CDI Wanda has developed a recycling process to transform waste rubber tires into distillate fuels such as diesel, gasoline and fuel oil.  CDI Wanda received a patent (patent number: ZL 03216290) on the application as well as the equipment from the State Intellectual Property Office of China in April 2003.  CDI Wanda has received the ISO9001:2000 International Quality Management System and ISO14001:2004 International Environment System qualifications for the recycling application as well as the recycling equipment.

Statements included in this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements involve a number of risks and uncertainties such as competitive factors, technological development, market demand, and the company's ability to obtain new contracts and accurately estimate net revenues due to variability in size, scope and duration of projects, and internal issues in the sponsoring client.  As a result, actual results may differ materially from any financial outlooks stated herein. Further information on potential factors that could affect the company's financial results can be found in the company's Reports on Forms 10-KSB and 10-QSB filed with the Securities and Exchange Commission. This information does not provide an analysis  of  the  Company’s  financial  position  and  is  not  a  solicitation  to  purchase  or  sell  securities  of  the  Company.  HC  International,  its  affiliates,  officers,  directors,  subsidiaries  and  agents  of  this information has been compensated by the Company.   In preparing this information, HC International has relied upon information received from the Company, which, although believed to be reliable, cannot be guaranteed. This information is not an endorsement of the Company by HC International. HC International is not responsible for any claims made by the Company.  You should independently investigate and fully understand all risks before investing in the Company.